Goldman Sachs Trust

Goldman Sachs International Equity Funds

Class A, C and Institutional Shares of

Goldman Sachs Concentrated Emerging Markets Equity Fund

Supplement dated November 13, 2008 to the
Prospectuses dated December 28, 2007

As a result of reductions in the market capitalizations of emerging market issuers, the Fund is amending its requirement with respect to the market capitalization of the issuers it primarily invests in.

The following replaces the second sentence of the first paragraph of the section “Fund Investment Objectives and Strategies — Goldman Sachs Concentrated Emerging Markets Equity Fund — Principal Investment Strategies” in all Prospectuses:

Under normal market circumstances, the Fund invests primarily in equity securities of approximately 30-50 emerging country issuers with public stock market capitalizations of at least $4 billion at the time of investment.

This Supplement should be retained with your Prospectus
for future reference.

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